UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

June 28, 2018

(Date of earliest event reported)

ERBA Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

14100 NW 57th Court Miami Lakes, Florida		33014 (Zip Code)
(Address of principal executive offices)

(305) 324-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, in December 2015, a class action was filed in the United States District Court for the Southern District of Florida against ERBA Diagnostics, Inc. (the “Company”) and certain of its current or former executive officers. The original Complaint was replaced by an Amended Complaint that added, as defendants, certain other of the Company’s former executive officers, the Company’s executive chairman, the entity that is the Company’s majority stockholder (ERBA Diagnostics Mannheim GmbH), the company that owns the majority stockholder (Transasia Bio-medicals Ltd.), and the Company’s independent registered public accounting firm at the time the Amended Complaint was filed (Mayer Hoffman McCann P.C.). The Amended Complaint alleged generally that during the purported class period of June 14, 2013 through November 20, 2015, the Company and the other Company-related defendants knowingly or recklessly disseminated or approved statements about the Company’s financial position and results of operations, business operations, and prospects that were materially false and misleading or lacked a reasonable basis. The Amended Complaint asserted claims for violations of the Securities Exchange Act of 1934, and Rule 10b-5 promulgated thereunder, and Section 20(a) of the Securities Exchange Act of 1934 and sought damages in the amount that the class members allegedly lost on account of the allegedly false and misleading statements.

As previously reported, the Company, together with those of its current and former officers and directors who were named as defendants and served, filed a motion to dismiss the Amended Complaint; the Company’s former auditors also moved to dismiss. As previously reported, on February 16, 2017, the court heard oral argument on the motions to dismiss. At the conclusion of the hearing, the judge ruled from the bench (i) granting the motions to dismiss; (ii) denying the plaintiff’s request for permission further to amend the Amended Complaint; and (iii) dismissing the case. As previously reported, on March 23, 2017, the plaintiff filed a Notice of Appeal to the United States Court of Appeals for the Eleventh Circuit.

On June 28, 2018, the Company, the other named defendants and the plaintiff entered into a Stipulation of Settlement pursuant to which the parties agreed to settle and resolve this matter, subject to court approval, for a settlement amount equal to $1,215,000, of which $1,100,000 will be paid by the Company and the Company’s current and former officers and directors named as defendants, and $115,000 will be paid by Mayer Hoffman McCann P.C. The settlement amount to be paid by the Company and the Company’s current and former officers and directors is within the limits of the Company’s insurance coverage and is expected to be paid either directly by the Company’s insurance provider or by the Company subject to reimbursement from its insurance provider. As consideration for the payment of the settlement amount, the plaintiff agreed, on behalf of himself and the settlement class, to release any and all claims related to the subject matter of the Amended Complaint and such additional claims as set forth in further detail therein.

The settlement remains subject to the approval of the district court. However, the timing of any approval from the district court is uncertain because the plaintiff’s Notice of Appeal to the United States Court of Appeals for the Eleventh Circuit divested the district court of jurisdiction. Accordingly, on June 29, 2018, the plaintiff moved the district court for an indicative ruling that preliminary approval of the class settlement raises a substantial issue that warrants further consideration. If the district court grants the motion, then the parties will move the United States Court of Appeals for the Eleventh Circuit for a stay and limited remand of the action so that the district court can proceed with considering whether to preliminarily approve the proposed settlement. If preliminary approval is granted, then class members will receive notice and an opportunity to object to or opt out of the settlement. The district court will then consider final approval of the settlement and conduct a fairness hearing.

The Company, its current and former directors and officers and all of the defendants in this action denied and continue to deny that any of them violated any laws or committed any wrongdoing whatsoever, and this Stipulation of Settlement should not be deemed to be an admission, concession, or finding of any fault, liability, or wrongdoing whatsoever by any of the defendants.

Safe Harbor Statement

Except for the historical matters contained herein, statements in this Current Report on Form 8-K are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be preceded by, followed by or otherwise include the words “may,” “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “could,” “would,” “should,” or similar expressions or statements that certain events or conditions may occur. These forward-looking statements are based largely on the Company’s expectations and the beliefs and assumptions of the Company’s management and on the information currently available to it and are subject to a number of risks and uncertainties, including, but not limited to, the risks and uncertainties that: the district court may not grant the plaintiff’s motion for an indicative ruling that preliminary approval of the class settlement raises a substantial issue that warrants further consideration; the United States Court of Appeals for the Eleventh Circuit may not grant the plaintiff’s motion for a stay or grant a limited remand of the action; if the action is remanded to the district court, then the district court may decline to enter a preliminary approval order; the district court may refuse to approve the Stipulation of Settlement; the district court may decline to enter final judgment of the action in part or at all; the entry of any final judgment by the district court may be modified or reversed by the United States Court of Appeals for the Eleventh Circuit or the United States Supreme Court; if the district court declines to grant a preliminary approval order, refuses to approve the Stipulation of Settlement, enters an order declining to enter final judgment of the action or the final judgment is modified or reversed, then either party may terminate the Stipulation of Settlement; if the settlement amount is not paid in accordance with the terms of the Stipulation of Settlement, then the plaintiff, on behalf of himself and the settlement class, may terminate the Stipulation of Settlement or seek a judgment to enforce the terms of the Stipulation of Settlement; the Company’s insurance provider may not pay, or reimburse the Company for, the settlement amount owed by the Company and its current and former officers and directors named as defendants in the time frame anticipated or at all; and other risks and uncertainties that may cause results to differ materially from those set forth in the forward-looking statements. See also the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC for further discussion of certain risks and uncertainties that could materially and adversely affect the Company’s business, operating results or financial condition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERBA DIAGNOSTICS, INC.

Dated: July 5, 2018	By:	/s/ David Barka
David Barka,
Interim Chief Executive Officer